THE SWISS
                                                 A SWISS      -----------
                                               INVESTMENTS      HELVETIA
                                                  FUND        -----------
                                                               FUND, INC.
                                                              -----------
                                                              www.swz.com







THE SWISS HELVETIA FUND, INC.
      EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
 1270 Avenue of the Americas
          Suite 400
     New York, NY 10020                                       ANNUAL REPORT
       1-888-SWISS-00                                         FOR THE YEAR ENDED
       (212) 332-2760                                         DECEMBER 31, 2001
     http://www.swz.com



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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Directors and Officers

Paul Hottinguer
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Eric R. Gabus
VICE CHAIRMAN (NON OFFICER)

Alexandre de Takacsy
DIRECTOR

Claude Frey
DIRECTOR

Baron Hottinger
DIRECTOR

Claude Mosseri-Marlio
DIRECTOR

Didier Pineau-Valencienne*
DIRECTOR

Stephen K. West, Esq.*
DIRECTOR

Samuel B. Witt III, Esq.**
DIRECTOR

Rodolphe E. Hottinger
PRESIDENT AND
CHIEF OPERATING OFFICER

Rudolf Millisits
SENIOR VICE PRESIDENT

Philippe Comby
VICE PRESIDENT

Sharon Kanovsky
VICE PRESIDENT

Edward J. Veilleux
VICE PRESIDENT AND TREASURER

Paul R. Brenner, Esq.
SECRETARY
--------------------------------------------------------------------------------
 * AUDIT COMMITTEE MEMBER
** AUDIT COMMITTEE CHAIRMAN



INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Investment Company Capital Corp.

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

LEGAL COUNSEL
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener

INDEPENDENT AUDITORS
Deloitte & Touche LLP




The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931
email: swz@swz.com

WEBSITE ADDRESS
http://www.swz.com


The Fund
The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.


                                        1
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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Letter to Stockholders

REVIEW OF MACRO-ECONOMY AND FINANCIAL MARKET CONDITIONS

     The strong reaction by the U.S. Federal Reserve and other Central Banks to both the September 11 events and to the further softening in the economy prevented a deflationary spiral in prices and sparked a swift rebound in stock markets during the last quarter of 2001. Historically, the very low interest rates around the world cause investors to reevaluate equities upward, factoring in "normalized earnings" such as those experienced during the last expanding economic cycle. This resulted in an increase in the price multiples investors were willing to pay for stocks and lower discount rates increasing the "present value" of future earnings.

     Investors also started to shift their focus to corporate assets rather than earnings stream. They believed that companies with quality assets (which had become less expensive to carry due to lower interest rates) would generate strong acceleration in cash flow when the economy eventually rebounded. This shift also assumed that the upturn would occur relatively soon and that cost cutting would position firms to achieve a level of profitability in the next up cycle that would rival or exceed the profit levels achieved in the last up cycle. If these assumptions turn out to be too optimistic, markets will be vulnerable to earnings disappointments or could be hit by a rebound in short-term interest rates.

     The Swiss market participated in the strong rebound experienced by most stock exchanges around the world during the last quarter, ending the year up nearly 25% from its September lows. The very sudden upswing was due to a strong recovery in the financial services sector (banks and insurance) of the Swiss Performance Index. This sector had suffered massively from the impact of the September 11th attack. However, the market quickly started to react to the positive impact of the liquidity put into the market by the different central banks and, in particular, its benefits for financial and economically sensitive stocks. In addition, there was a huge loss of capital linked to September 11th, which has provoked a massive reduction in capacity putting the insurance industry in a position to demand much higher premiums for new contracts. This new positive cycle for premiums is widely seen to be long lasting.

     Currency changes had a slightly negative impact for U.S. dollar based investors. Despite a brief surge after the September 11th attack, the Swiss franc could not benefit from its status as a safe haven. The U.S. Federal Reserve Board's leadership in reinflating the economy convinced investors that growth in the U.S. economy would exceed growth in the European economies.




                                        2
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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Letter to Stockholders (continued)


=========================================================
GLOBAL EQUITY INDEX PERFORMANCES (12/31/00 TO 12/31/01)
=========================================================
                                   LOCAL        U.S.$
INDEX                            CURRENCY       TERMS
=========================================================
 DOW JONES INDUSTRIALS--U.S.       (5.44)%      (5.44)%
---------------------------------------------------------
 S&P 500--U.S.                    (13.04)%     (13.04)%
---------------------------------------------------------
 NASDAQ COMPOSITE--U.S.           (21.05)%     (21.05)%
---------------------------------------------------------
 FTSE 100--LONDON                 (16.15)%     (18.37)%
---------------------------------------------------------
 CAC 40--FRANCE                   (21.97)%     (26.60)%
---------------------------------------------------------
 DAX INDEX--GERMANY               (19.79)%     (24.56)%
---------------------------------------------------------
 IBEX--SPAIN                       (7.82)%     (13.29)%
---------------------------------------------------------
 MIB30--ITALY                     (26.20)%     (30.59)%
---------------------------------------------------------
 AEX INDEX--AMSTERDAM             (20.52)%     (25.24)%
---------------------------------------------------------
 NIKKEI 225 INDEX--JAPAN          (23.52)%     (33.23)%
---------------------------------------------------------
 SPI--SWITZERLAND                 (22.03)%     (24.84)%
---------------------------------------------------------

SOURCES: BLOOMBERG, SWX, DOW JONES


CURRENCY EXCHANGE RATES--
NORMALIZED 2001

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:

                      EU/$              CHF/$
12/29/2000            1                 1
1/01/2001             1.0004            0.9996
1/02/2001             0.9905            0.9921
1/03/2001             1.0158            1.0127
1/04/2001             0.9928            0.9953
1/05/2001             0.9851            0.9919
1/08/2001             0.9958            0.9992
1/09/2001             0.9993            1.002
1/10/2001             1.0061            1.0114
1/11/2001             0.9903            1.0012
1/12/2001             0.991             1.0048
1/15/2001             1.0007            1.015
1/16/2001             1                 1.0139
1/17/2001             1.0074            1.0197
1/18/2001             0.9997            1.0056
1/19/2001             1.0091            1.0168
1/22/2001             1.0043            1.0127
1/23/2001             1.0074            1.0161
1/24/2001             1.0207            1.0284
1/25/2001             1.0198            1.0253
1/26/2001             1.0198            1.0248
1/29/2001             1.0278            1.0287
1/30/2001             1.0172            1.022
1/31/2001             1.0065            1.0151
2/01/2001             1.0042            1.0138
2/02/2001             1.0067            1.0208
2/05/2001             1.0056            1.0178
2/06/2001             1.0126            1.0266
2/07/2001             1.0153            1.0273
2/08/2001             1.0275            1.0372
2/09/2001             1.02              1.031
2/12/2001             1.0113            1.0264
2/13/2001             1.0238            1.036
2/14/2001             1.0269            1.0371
2/15/2001             1.0413            1.0501
2/16/2001             1.0303            1.0409
2/19/2001             1.0231            1.0355
2/20/2001             1.0343            1.045
2/21/2001             1.0358            1.0469
2/22/2001             1.043             1.0511
2/23/2001             1.0273            1.0392
2/26/2001             1.0348            1.0475
2/27/2001             1.0273            1.0418
2/28/2001             1.0207            1.0354
3/01/2001             1.0132            1.0247
3/02/2001             1.0074            1.0213
3/05/2001             1.0152            1.0258
3/06/2001             1.0096            1.0237
3/07/2001             1.0142            1.0285
3/08/2001             1.0104            1.0246
3/09/2001             1.0106            1.0257
3/12/2001             1.0146            1.0284
3/13/2001             1.0301            1.0442
3/14/2001             1.0343            1.048
3/15/2001             1.0505            1.0639
3/16/2001             1.05              1.061
3/19/2001             1.0476            1.0587
3/20/2001             1.0366            1.0479
3/21/2001             1.0515            1.0615
3/22/2001             1.0602            1.0693
3/23/2001             1.0593            1.0681
3/26/2001             1.0515            1.0639
3/27/2001             1.0547            1.066
3/28/2001             1.0633            1.0718
3/29/2001             1.0687            1.0723
3/30/2001             1.0753            1.0818
4/02/2001             1.0722            1.0772
4/03/2001             1.0503            1.0564
4/04/2001             1.0462            1.0525
4/05/2001             1.0512            1.0577
4/06/2001             1.0426            1.05
4/09/2001             1.0513            1.0573
4/10/2001             1.0606            1.0656
4/11/2001             1.0617            1.061
4/12/2001             1.0561            1.0596
4/13/2001             1.0614            1.0634
4/16/2001             1.0603            1.0638
4/17/2001             1.067             1.0726
4/18/2001             1.067             1.0757
4/19/2001             1.0504            1.0569
4/20/2001             1.0449            1.0521
4/23/2001             1.0519            1.0592
4/24/2001             1.0542            1.0636
4/25/2001             1.0504            1.0595
4/26/2001             1.0435            1.057
4/27/2001             1.0571            1.0703
4/30/2001             1.0603            1.0756
5/01/2001             1.056             1.0715
5/02/2001             1.0546            1.0715
5/03/2001             1.0593            1.0757
5/04/2001             1.0562            1.0731
5/07/2001             1.0589            1.0751
5/08/2001             1.0652            1.0813
5/09/2001             1.0636            1.0802
5/10/2001             1.0696            1.0815
5/11/2001             1.077             1.087
5/14/2001             1.0785            1.0872
5/15/2001             1.0731            1.0826
5/16/2001             1.0676            1.0768
5/17/2001             1.0678            1.0795
5/18/2001             1.0696            1.0813
5/21/2001             1.0752            1.085
5/22/2001             1.0893            1.0971
5/23/2001             1.1003            1.1049
5/24/2001             1.1005            1.1035
5/25/2001             1.0948            1.1012
5/28/2001             1.0958            1.1031
5/29/2001             1.1019            1.1053
5/30/2001             1.1003            1.1039
5/31/2001             1.1152            1.1159
6/01/2001             1.1123            1.1142
6/04/2001             1.1147            1.1142
6/05/2001             1.1039            1.1027
6/06/2001             1.1119            1.1135
6/07/2001             1.1079            1.1117
6/08/2001             1.1084            1.1129
6/11/2001             1.1191            1.1205
6/12/2001             1.1045            1.11
6/13/2001             1.1022            1.1092
6/14/2001             1.0931            1.0987
6/15/2001             1.0949            1.1019
6/18/2001             1.0951            1.1037
6/19/2001             1.1039            1.1108
6/20/2001             1.103             1.1073
6/21/2001             1.1031            1.1034
6/22/2001             1.0992            1.1004
6/25/2001             1.0973            1.0979
6/26/2001             1.0917            1.0949
6/27/2001             1.0965            1.0962
6/28/2001             1.1167            1.1174
6/29/2001             1.1104            1.1123
7/02/2001             1.1119            1.1142
7/03/2001             1.1112            1.1142
7/04/2001             1.1139            1.1158
7/05/2001             1.1271            1.1285
7/06/2001             1.1122            1.1128
7/09/2001             1.1091            1.114
7/10/2001             1.1026            1.1042
7/11/2001             1.0977            1.097
7/12/2001             1.1044            1.0992
7/13/2001             1.103             1.0982
7/16/2001             1.1062            1.0999
7/17/2001             1.0968            1.0881
7/18/2001             1.0792            1.0687
7/19/2001             1.0826            1.0722
7/20/2001             1.0822            1.0716
7/23/2001             1.0848            1.0759
7/24/2001             1.0787            1.0696
7/25/2001             1.0697            1.0635
7/26/2001             1.0741            1.0675
7/27/2001             1.0744            1.0677
7/30/2001             1.0784            1.072
7/31/2001             1.0756            1.0716
8/01/2001             1.07              1.0631
8/02/2001             1.0669            1.0608
8/03/2001             1.0659            1.0595
8/06/2001             1.0697            1.0615
8/07/2001             1.0741            1.066
8/08/2001             1.0708            1.0607
8/09/2001             1.0565            1.0484
8/10/2001             1.0552            1.0516
8/13/2001             1.0515            1.0508
8/14/2001             1.0437            1.0418
8/15/2001             1.0314            1.0314
8/16/2001             1.0342            1.0348
8/17/2001             1.0267            1.0282
8/20/2001             1.0309            1.0306
8/21/2001             1.0267            1.0266
8/22/2001             1.0309            1.0325
8/23/2001             1.0302            1.0312
8/24/2001             1.0312            1.0333
8/27/2001             1.0342            1.0348
8/28/2001             1.0326            1.032
8/29/2001             1.0372            1.0362
8/30/2001             1.029             1.0268
8/31/2001             1.0333            1.0315
9/03/2001             1.0388            1.037
9/04/2001             1.0605            1.0567
9/05/2001             1.0634            1.0589
9/06/2001             1.0525            1.0477
9/07/2001             1.0388            1.0385
9/10/2001             1.0498            1.0481
9/11/2001             1.0324            1.0195
9/12/2001             1.0398            1.0303
9/13/2001             1.0348            1.0228
9/14/2001             1.0239            1.0068
9/17/2001             1.0195            0.9958
9/18/2001             1.0168            0.9914
9/19/2001             1.0173            0.9897
9/20/2001             1.0162            0.9841
9/21/2001             1.0304            0.9801
9/24/2001             1.0279            0.9914
9/25/2001             1.0216            0.9855
9/26/2001             1.0212            0.9927
9/27/2001             1.0266            1.0009
9/28/2001             1.0343            1.0058
10/01/2001            1.0275            1.0032
10/02/2001            1.0259            1.0051
10/03/2001            1.0308            1.0071
10/04/2001            1.0271            1.0062
10/05/2001            1.0266            1.0032
10/08/2001            1.0241            0.9981
10/09/2001            1.0323            1.0087
10/10/2001            1.0348            1.0099
10/11/2001            1.0448            1.0209
10/12/2001            1.0342            1.0091
10/15/2001            1.0368            1.0093
10/16/2001            1.0378            1.0145
10/17/2001            1.0433            1.0171
10/18/2001            1.0438            1.0164
10/19/2001            1.0484            1.0195
10/22/2001            1.0568            1.0295
10/23/2001            1.0586            1.0303
10/24/2001            1.0542            1.0279
10/25/2001            1.0562            1.0261
10/26/2001            1.0557            1.0248
10/29/2001            1.0412            1.0104
10/30/2001            1.0421            1.0083
10/31/2001            1.0469            1.014
11/01/2001            1.0445            1.0123
11/02/2001            1.0443            1.0115
11/05/2001            1.0501            1.0179
11/06/2001            1.0537            1.0215
11/07/2001            1.0503            1.0155
11/08/2001            1.0564            1.0184
11/09/2001            1.0546            1.0172
11/12/2001            1.0549            1.0169
11/13/2001            1.07              1.0367
11/14/2001            1.0685            1.0333
11/15/2001            1.0692            1.0312
11/16/2001            1.066             1.0291
11/19/2001            1.0724            1.0301
11/20/2001            1.0673            1.0235
11/21/2001            1.073             1.0273
11/22/2001            1.0738            1.031
11/23/2001            1.0737            1.0342
11/26/2001            1.0709            1.0327
11/27/2001            1.0671            1.0286
11/28/2001            1.062             1.0219
11/29/2001            1.0622            1.0275
11/30/2001            1.0517            1.0189
12/03/2001            1.0579            1.0274
12/04/2001            1.0585            1.0261
12/05/2001            1.0612            1.0299
12/06/2001            1.0529            1.0225
12/07/2001            1.059             1.029
12/10/2001            1.0584            1.0324
12/11/2001            1.0562            1.0264
12/12/2001            1.0492            1.0195
12/13/2001            1.0549            1.0249
12/14/2001            1.0429            1.0112
12/17/2001            1.045             1.0135
12/18/2001            1.0429            1.013
12/19/2001            1.0471            1.0174
12/20/2001            1.0474            1.0125
12/21/2001            1.0602            1.0253
12/24/2001            1.0749            1.0512
12/25/2001            1.0728            1.0486
12/26/2001            1.0704            1.0471
12/27/2001            1.0677            1.0415
12/28/2001            1.0646            1.0382
12/31/2001            1.0598            1.0305


THE SWISS HELVETIA FUND PERFORMANCE:
     Management had adopted a very cautious approach before September 11th and had concentrated on the lowest risk available (companies with volatility in line with or lower than the market rather than companies with high risk/return profile). Even though the interest rate environment is very supportive for equity prices, the economic situation suggests that there is still overcapacity in the economy. Many companies have yet to downsize their operations to put them more in line with the type of economic recovery we may have. Therefore, while capital markets are easier to tap due to the reduction in risk premium for corporate bonds over treasuries, it may be very difficult for players with weak balance sheets to generate the cash flow needed to maintain their current level of operations. More bankruptcies are expected in the maturing economies of the world. Rating agencies are expected to be quicker and more proactive in adjusting their "investment grades" in order to protect investors. This can be expected to eliminate opportunities for weak companies to get financing.

     Management's cautious stance in redeploying cash has somewhat limited upside in the Fund's performance during the last quarter of 2001. However this was partially offset by good stock selection. All in all, the Fund performed in line with the Swiss Performance Index during the quarter and underperformed the index by less than 1% for the year. As far as the entire year is concerned, the Fund was penalized by its exposure to the mid and small capitalization sectors of the Swiss market and, particularly, the lack of trading volume in the stocks in these sectors. All through the year, Management reduced the breadth of its exposure to the sector, concentrating on compa-

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Letter to Stockholders (continued)

nies with high earnings visibility and excellent balance sheets and companies that were most able to expand growth opportunities, consolidate their competitive position and quickly adapt their cost structure to current economic conditions. Management is confident that, at this stage in the market, performance will be driven by stock picking, as the diminishing dynamic of lower interest rates will cause investors to be much more selective. Concentration on stock selection and valuation should also reduce the risk of being penalized by wrong market timing.

========================================================
SWISS EQUITY INDEX PERFORMANCES (12/31/00 TO 12/31/01)
========================================================
                                   LOCAL        U.S.$
INDEX                            CURRENCY       TERMS
========================================================
 SPI INDEX                       (22.03)%     (23.85)%
--------------------------------------------------------
 SWISS HELVETIA NAV              (22.91)%     (24.94)%
--------------------------------------------------------
 SWISS HELVETIA MARKET PRICE     (20.25)%     (22.10)%
--------------------------------------------------------


SWISS ECONOMY
     The Swiss economy has been producing mixed signals. While still unclear, these signals could mark the end of the recent decline, or perhaps the beginning of the end of this process.

     On the negative side, the index of leading economic indicators published by the Swiss FederalInstitute of Technology (ETH) fell to minus 1.28 in November, the lowest level since August 1996. The Institute said that the index signaled a growth slowdown until mid-2002. Moreover, unemployment rose to 2.4% in December, from 1.7% in September. Unemployment is expected to increase over the next few months, potentially reaching 3% by UBS estimates. This expectation is reinforced by indications that finished goods inventories rose again in November according to an ETH monthly business survey.

     In contrast, the business confidence indicator rebounded slightly in October and November, as did exports. Moreover, the Purchasing Managers' Index
(PMI) showed new strength in December. At 43.8, the PMI index is higher than it has been in six months, though still below the critical 50-point threshold. More recent PMI sub-index data suggests businesses whittled down some of their inventory buildup in December. In addition, retail sales increased for six months straight through November.

     Inflation remains contained, with expectations for 2002 hovering near 1.2%, allowing the Central Bank some flexibility in monetary policy. Fourth quarter inflation was even lower, largely due to a decrease in oil prices.

     Export volume stabilized in the fourth quarter after a precipitous drop in the third quarter. Imports were down 13.3% year-over-year in November, shifting the trade balance substantially. It is unclear at this point how the fourth quarter import and export figures were impacted by the events of September 11th, and what the long term results will be.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Letter to Stockholders (continued)

     The relative strength of the Swiss franc certainly was a major factor in fourth quarter trade patterns. The Swiss economy is dependent on exports and quite sensitive to potential currency movements and to potential regulatory impediments as foreign governments address security concerns regarding their trade practices.

     While these mixed signals alone do not suggest an imminent recovery, they do represent a departure from the previously steady stream of negative news about the Swiss economy. Consensus expectations of real GDP growth remain at 1.1% for 2002.


=====================================================
SPI SUBSECTOR RETURNS (12/31/00 TO 12/31/01)
=====================================================
 Utilities                                      4.7%
-----------------------------------------------------
 Food                                          (5.1)
-----------------------------------------------------
 Banks                                         (7.5)
-----------------------------------------------------
 Building                                     (13.6)
-----------------------------------------------------
 Miscellaneous Services                       (20.1)
-----------------------------------------------------
 Chemicals                                    (20.2)
-----------------------------------------------------
 Services                                     (21.1)
-----------------------------------------------------
 Industrials                                  (22.6)
-----------------------------------------------------
 Machinery                                    (36.7)
-----------------------------------------------------
 Insurance                                    (38.6)
-----------------------------------------------------
 Retailers                                    (44.6)
-----------------------------------------------------
 Miscellaneous Industrials                    (46.1)
-----------------------------------------------------
 Electronics                                  (49.2)
-----------------------------------------------------
 Transports                                   (71.4)
-----------------------------------------------------




SPI RETURNS BY MARKET CAP

[GRAPHIC OMITTED]
EDGAR Representation of Data Points Used in Printed Graphic as Follows:

               SPI              SPI              SPI              SWISS
               SMALL            MIDDLE           LARGE            PERFORMANCE
               COMPANIES -      COMPANIES -      COMPANIES -      INDEX SPI -
               26.1%            32.6%            19.9%            22%
December       1                1                1                1
January        1.014            1.003            0.987            0.99
February       0.982            0.949            0.945            0.947
March          0.919            0.886            0.879            0.881
April          0.918            0.89             0.902            0.901
May            0.928            0.891            0.927            0.922
June           0.913            0.844            0.898            0.891
July           0.865            0.775            0.853            0.842
August         0.83             0.73             0.821            0.808
September      0.715            0.577            0.753            0.727
October        0.708            0.61             0.76             0.736
November       0.727            0.656            0.778            0.758
December       0.739            0.674            0.801            0.78


STRATEGY
     Overall, Management will continue to focus on quality stocks that have a certain degree of sensitivity to the economic cycle and a reasonable valuation. Particular attention will be paid to the market assumptions that are built into stock prices, as investors have, to a certain extent, already anticipated economic recovery. A large pool of liquidity is providing market support. However, because operating margins could remain at current depressed levels for quite a while, stock selection will concentrate mainly on companies that have good track records at managing down cycles and generating strong cash flows. In times of economic uncertainty cash flow tends to be critical mainly for dividends and interest payments. In addition, the presence of strong cash flow allows a guaranteed

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Letter to Stockholders (continued)

source of funding growth by internal resources. Strong cash positions on balance sheets also open opportunities for companies with histories of promoting shareholder value. On the one hand it gives management the possibility to gain market share or improve product offerings by buying competitors. On the other hand it can offer some support to the share price if management decides to buy back shares, reduce the nominal value of shares or increase dividend payments. In the current environment of low asset returns a high dividend, the fixed element of total return, is especially important and tends to be a driver for out performance.


===========================================================
THE SWISS HELVETIA FUND -- PORTFOLIO HOLDINGS PER INDUSTRY
AS OF DECEMBER 31, 2001
===========================================================
 Pharmaceuticals                                  28.84%
-----------------------------------------------------------
 Food & Luxury Goods                              14.58
-----------------------------------------------------------
 Banks                                            14.55
-----------------------------------------------------------
 Electrical Engineering & Electronics             12.18
-----------------------------------------------------------
 Insurance                                         5.06
-----------------------------------------------------------
 Chemicals                                         4.42
-----------------------------------------------------------
 Building Contractors and Materials                4.12
-----------------------------------------------------------
 Telecommunications                                3.35
-----------------------------------------------------------
 Biotechnology                                     3.01
-----------------------------------------------------------
 Miscellaneous Services                            2.45
-----------------------------------------------------------
 Machinery                                         1.21
-----------------------------------------------------------
 Transportation                                    1.06
-----------------------------------------------------------
 Miscellaneous Industries                          0.80
-----------------------------------------------------------
 Retailers                                         0.60
-----------------------------------------------------------
 Miscellaneous Medical Services                    0.51
-----------------------------------------------------------
 Other Assets in Excess of Liabilities             3.26
-----------------------------------------------------------
     Total                                       100.00%
===========================================================


CORPORATE ACTIVITY HIGHLIGHTS DURING THE 4TH QUARTER

     NESTLE: The Federal Trade Commission approved Nestle's acquisition of Ralston Purina for $10.3 billion financed primarily out of equity. Nestle will retain its AAA rating. Combined with Nestle's $3.7 billion (sales) pet care business, Ralston's $2.7 billion will make the combined company a leader in the industry. Combined annual savings of $260 million are expected to be fully achieved by the end of 2003.

     ROCHE: Roche has announced a tender offer for the Japanese firm Chugai. Once completed, the combined operations will lift Roche from the 32nd place in the Japanese market to the top five, with a total Japanese sales force of 1,400. The cash deal will be financed with 80% debt. Roche will acquire 50.1% of Chugai before merging the two firms, which should be completed by the end of 2002 assuming approval by Japanese authorities. Roche will be among the first European companies to break into this sector in Japan, which has a rapidly growing elderly population. Recently, however, the annual growth rate of the Japanese pharmaceutical industry has lagged most other nations, at a 3% pace.

     SWISS RE: Before the events of September 11th, the reinsurance firm planned to raise $2.6 billion in capital through an equity offering. However, the transaction was not consummated before September 11th. After the event, Swiss Re increased the scope of the

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

offering, raising $3.3 billion from the sale of equities and convertible bonds in a market more receptive to securities in the insurance industry. The capital was raised primarily to finance the acquisition of Lincoln National Corp. for $2 billion in cash to bolster Swiss Re's life reinsurance business. In fiscal 2000, Lincoln Re reported premiums of $1.4 billion and invested assets totaling $4.3 billion.


==================================================================
THE SWISS HELVETIA FUND--TEN LARGEST HOLDINGS (IN U.S. DOLLARS)
AS OF DECEMBER 31, 2001
==================================================================
                                             MARKET    % OF TOTAL
                                 COST        VALUE     NET ASSETS
==================================================================

 1. Novartis AG              $ 21,636,239 $ 57,122,198     18.17%
------------------------------------------------------------------
 2. Nestle Ltd.                12,427,540   44,154,013     14.04
------------------------------------------------------------------
 3. Roche Holdings Ltd.        10,193,328   33,559,291     10.67
------------------------------------------------------------------
 4. UBS Ltd.                    8,162,640   21,964,931      6.98
------------------------------------------------------------------
 5. Credit Suisse Group         8,942,685   19,751,989      6.28
------------------------------------------------------------------
 6. Logitech International
     SA                         9,888,046   13,543,926      4.31
------------------------------------------------------------------
 7. Holcim Ltd.                11,910,457   12,942,878      4.12
------------------------------------------------------------------
 8. Swiss Reinsurance
     Company                    3,688,682   12,175,826      3.87
------------------------------------------------------------------
 9. Lonza AG                   10,477,549   11,571,764      3.68
------------------------------------------------------------------
10. Swisscom AG                10,137,064   10,532,658      3.35
------------------------------------------------------------------
    Total                    $107,464,230 $237,319,474     75.47%
==================================================================


SWISS ECONOMIC OUTLOOK
     Management considers a further Swiss interest rate cut likely in the first quarter of 2002. Recent evidence indicates that the Swiss economy has followed the cyclical patterns of the now weakening euro-zone. Switzerland's nearly flat real GDP growth of 0.1% from the second to the third quarters was sustained only by private consumption, as foreign trade and investment contracted for two consecutive quarters. That, combined with expectations of low inflation, suggests the Swiss Central Bank will likely lower rates again to avoid, or at least moderate, a potential recession.


CURRENCY
     Despite the aggressive U.S. Federal Reserve Board's ("Fed") decisions to reduce interest rates, the U.S. economy may rebound very gradually or endure some false starts. There is no pent-up demand and the savings rate of the U.S. consumer, while being slowly restored, is still very low. As a result, private spending will not help the economy a great deal. On the positive side, while the Fed may have finished lowering rates, at least for the present, fiscal policy in the U.S. will likely maintain the process of bringing the economy back to life. This, in turn, could put a cap on the U.S. dollar, a situation that will be greatly influenced at least in the short run by the pace of the recovery in Europe and the speed with which the Japanese economy stabilizes.

     Japan's Ministry of Finance has adopted a weak yen policy as a remedy for economic growth, but this policy is facing harsh criticism from China and the other Asian countries. In Europe, a weak currency is a comfortable way of delaying structural reform that would improve competitiveness and drive growth through increased exports

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Letter to Stockholders (continued)

to the U.S. On the other hand the United States will have to attract more and more foreign capital to finance its current account deficit. It should be able to do this as long as Japanese and European assets produce relatively low returns and fail to adapt quickly to fluctuations in the economic cycles. However, unless U.S. domestic demand is reduced, at some point the need to recycle the U.S. dollars generated by the ballooning U.S. current account deficit will open the door for a much weaker U.S. currency.


ECONOMY
     European economies will most likely lag the U.S. economy. This would be mainly due to constraints that limit the ability for fiscal policy to spur activity but also because the European Central Bank has a less accommodative policy stance than the U.S. Federal Reserve. The case for both European and Swiss equities rests largely on relative valuation with prices at an average multiple of around 17 times trailing earnings.


INTEREST RATES
     Information technology and integrated global supply chain management have made international borders more porous for financial and economic forces that were previously geographically isolated. Capital is rapidly shifted to the most efficient or lowest cost nations. Manufacturers increasingly produce on a sufficient scale to serve the entire world market, and price competition simultaneously occurs globally. With increasingly intense price competition in both input and output markets, the net effect of globalization could reduce corporate pricing power and dampen corporate earnings. Decreased pricing power could help contain inflation, which could stabilize long-term interest rates and lower the risk premium for debt.


EQUITY MARKETS
     Companies with growing earnings and product innovation in this environment could be rewarded with high valuations. While competition may grow fiercer and more responsive, the blurring of international boundaries creates growth opportunities that were previously unavailable. Industry leaders and upstart innovators can more readily capture a share of the entire global market and are not limited to domestic growth prospects. Moreover, with more tightly integrated global markets for both production and consumption, national economic cycles will be increasingly affected by international conditions. The result will likely be more synchronized economic cycles among the world's major economies. On the one hand, this makes geographical diversification a more difficult task for portfolio managers. On the other hand, this potentially creates more diversification opportunities inside a single geographic market, since investment managers increasingly tend to do their asset allo-

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Letter to Stockholders (concluded)

cations by sectors as opposed to geographically. This last element is expected to be particularly visible once the euro currency is introduced. Management believes a fair number of Swiss companies have the requisite traits to succeed in such an environment, being truly global and innovative. Swiss companies are forced to expand internationally early in their history because they are limited by a small domestic market. In addition, the high cost of labor and the decentralization of production have stimulated a focus on research and development in order to create higher value added goods and services.

     After an extremely difficult and volatile year in 2001, the prospects for 2002 are better now that the systemic risk of global deflation seems to have been avoided. Equity returns should revert to historical averages and restructuring, cost cutting and acquisitions should be drivers for performance. The downside risk is limited by continued low short term interest rates.


STOCK REPURCHASE PROGRAM
     During the full year 2001, the Fund repurchased and retired 463,600 shares of it's common stock at an average repurchase price of $13.39 at a weighted average discount of 17.81%. These repurchases have enhanced stockholders value by $1,327,945. During the same period, the discount rate was between 12.95% and 19.76% finishing the year at 16.29%.


FUND EXPENSES
     We were disappointed to see the Fund's expense ratio rise to 1.39% during 2001. While this remains below the average of 1.56% for other U.S. closed-end funds investing in European securities, it is considerably higher than the prior four years when the Fund's ratio did not exceed 1.17%. The increase was primarily attributable to two factors. First, the ratio is calculated by dividing the Fund's expenses by its average net assets. While the Fund's assets declined due to the adverse markets in 2001, its fixed expenses did not. Secondly, the Fund experienced significant additional expenses this year as a result of a stockholder's unsuccessful proxy contest for the election of directors last May and the defense of an ongoing lawsuit against the Fund and its directors and termination of the managment contract. We are hopeful that the Fund will not have additional expenses in the upcoming year and that its expenses will return to more normal levels in 2002.


Sincerely,


/S/ SIGNATURE
Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER




/S/ SIGNATURE
Rodolphe Hottinger
PRESIDENT AND CHIEF OPERATING OFFICER
December 31, 2001

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Certain Information Concerning Directors


     The following tables set forth certain information about each person currently serving as a Director of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2001. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the 1940 Act.

------------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS II NON-INTERESTED DIRECTORS
                                                (NOMINEES FOR TERM EXPIRING IN 2005)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,         POSITION(S)      TERM OF OFFICE               PRINCIPAL              OTHER DIRECTORSHIPS HELD        SHARES OF
    ADDRESS          WITH FUND        AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR    COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR             BENEFICIALLY
                                                                                                                        OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
   Mr. Didier      Director since    Director since    Honorary Chairman: Schneider     Honorary Chairman: Schneider     2,000
     Pineau-        1999; Member      1999. Term of  Electric since 1999; Chairman of       Electric since 1999;
  Valencienne       of the Audit       office will    the Board and CEO: Schneider SA      Director: AXA Financial
 c/o Schneider     Committee and     expire in 2002  (industrial conglomerate) from      (insurance) since February
 Electric, S.A.  Discount Committee                     1981 until February 1999;         1992, Equitable Companies
   64 Rue de       since 1999 and                    Chairman: AFEP from 1999 to 2001;     Inc. (insurance) since
   Miromesnil      the Litigation                      Vice Chairman, Credit Suisse      February 1992, Aventis, SA
  75008 Paris         Committee                       First Boston (Europe) Limited      (Formerly Rhone-Poulenc SA)
     France          since 2001.                     since February 1, 1999; Chairman     (chemicals) since January
                                                     of the Board and CEO: Ceca SA       1997, Compagnie Generale
     Age 70                                           (specialty chemicals) (1968 to          d'Industrie et de
                                                         1974); Managing Director,       Participations (CGIP) since
                                                         Petrochemicals Division:        1997, Foundation de France
                                                       Rhone-Poulenc SA (chemicals)         since 1998, LaGardere
                                                      (1974 to 1980); General Manager:   (France) (holding company)
                                                     Banque Parisienne pour L'Industry           since 1998.
                                                      (French Bank) (1958 to 1968);
                                                      Director: AON (France) since
                                                       2000; Fleury Michon (France)
                                                      since 2001; AFEP (France) since
                                                      1999; AXA Financial (insurance)
                                                      since February 1992, Equitable
                                                     Companies Inc. (insurance) since
                                                     February 1992, Bankers Trust New
                                                      York Corp. 1992 to March 1995,
                                                           Aventis, SA (Formerly
                                                       Rhone-Poulenc SA) (chemicals)
                                                      since January 1997, Sema Group
                                                      PLC (Great Britain) (computers)
                                                       from March 1990 to June 2001,
                                                     Compagnie Generale d'Industrie et
                                                     de Participations (CGIP) since
                                                     1997, Foundation de France since
                                                     1998 to 2001, Banque Paribas from
                                                         May 1990 to 1998, AXA-SA
                                                      (insurance) from April 1990 to
                                                     January 1997; Member: Supervisory
                                                         Board of AXA-UAP (France)
                                                       (insurance) from 1998 to March
                                                     2001, LaGardere (France) (holding
                                                         company) since 1998; ADNRE
                                                        (France) since 2000; Member:
                                                       Advisory Board, Booz Allen &
                                                        Hamilton (USA) since 1997;
                                                       Whirlpool Corp. from 1992 to
                                                      1996; Member of Trustees: IASC
                                                                 since 2000.
------------------------------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Certain Information Concerning Directors (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS II NON-INTERESTED DIRECTORS
                                                (NOMINEES FOR TERM EXPIRING IN 2005)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,         POSITION(S)      TERM OF OFFICE               PRINCIPAL              OTHER DIRECTORSHIPS HELD       SHARES OF
    ADDRESS          WITH FUND        AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                        OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt,     Director since   Director since  Senior Vice President and General   Member, Board of Visitors:      2,806
    III, Esq.     1987; Chairman of   1987. Term of    Counsel: Stateside Associates,   Virginia Military Institute
    Stateside        the Audit        office will   Inc. since August 1993; Samuel B.   since July 1994; Director:
  Associates,    Committee, Chairman     expire      Witt, III, Attorney-at-Law, since   Stateside Associates, Inc.
      Inc.         of the Discount       in 2002        August 1993; Partner: Womble    since 1989 and Global Energy
 2300 Clarendon     Committee and                      Carlyle Sandridge & Rice from      Management Company, Inc.
      Blvd.        Chairman of the                       June 1989 to August 1993;              since 1991.
    Suite 407         Litigation                        Assistant Secretary: Fortune
   Arlington,      Committee since                    Technologies, Inc. from 1990 to
    Virginia        1993, 1999 and                      December 1993; Trustee: The
   22201-3367    2001, respectively.                   Williamsburg Investment Trust
                                                        since 1989; Member, Board of
    Age 66                                              Visitors: Virginia Military
                                                         Institute since July 1994;
                                                        President: Virginia Military
                                                     Institute Board of Visitors since
                                                         August 2001; Director and
                                                      Secretary: Stateside Associates,
                                                     Inc. since 1989 and Global Energy
                                                       Management Company, Inc. since
                                                       1991; Director: Decision Point
                                                        Marketing, Inc. from 1990 to
                                                       1996, U.S. Games from October
                                                         1994 to September 1996 and
                                                       Grossman's Inc. from December
                                                          1996 to April 1997; Vice
                                                       President and Special Counsel:
                                                       R.J.R. Nabisco, Inc. from June
                                                     1988 to June 1989; Vice President
                                                       and Associate General Counsel:
                                                         R.J.R. Nabisco, Inc. from
                                                        February 1988 to June 1988;
                                                     Associate General Counsel: R.J.R.
                                                      Nabisco, Inc. from November 1986
                                                       to June 1988; Vice-President,
                                                       General Counsel and Secretary:
                                                       R.J. Reynolds Tobacco Company
                                                        from August 1981 to November
                                                                   1986.
------------------------------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Certain Information Concerning Directors (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS III NON-INTERESTED DIRECTORS
                                                     (TERM WILL EXPIRE IN 2003)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,         POSITION(S)      TERM OF OFFICE               PRINCIPAL              OTHER DIRECTORSHIPS HELD      SHARES OF
    ADDRESS          WITH FUND        AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                        OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
   Mr. Claude      Director since     Director since    E.B.R.D.--European Bank for         Director: Generali           6,952
 Mosseri-Marlio   1993; Member of     1993. Term of   Reconstruction and Development;   Investments (France) since
  6 bis rue du     the Nominating      office will   Senior Advisor: TAM Program (Turn            1999.
    Cloitre          Committee       expire in 2003.   Around Management) since 1999;
   Notre-Dame        since 1993.                       Director: Generali Investments
   75004 Paris                                           (France) since 1999; Guest
     France                                          Lecturer: Harvard Business School
                                                       since 1995; Guest Professor:
     Age 71                                              Yanok MBA Summer Program,
                                                         Lampang, Thailand in 2000;
                                                      Financial Consultant, portfolio
                                                      management since 1982; Managing
                                                      Director: Winthrop Laboratories
                                                        from 1979 to 1982; Managing
                                                       Director--Europe, Middle East,
                                                      Africa--Mallinckrodt, Inc. from
                                                               1975 to 1978.
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS III NON-INTERESTED DIRECTORS
                                                     (TERM WILL EXPIRE IN 2003)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,         POSITION(S)      TERM OF OFFICE               PRINCIPAL              OTHER DIRECTORSHIPS HELD      SHARES OF
    ADDRESS          WITH FUND        AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                        OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
    Stephen K.     Director since    Director since  Partner: Sullivan & Cromwell from  Director: Pioneer Funds (52      19,078
   West, Esq.    1995; Member of the  1995. Term of    1964 through 1996; Of Counsel:     portfolios) since 1993;
    Sullivan &    Audit Committee,     office will    Sullivan & Cromwell since 1997.     AMVESCAP PLC (Investment
    Cromwell     Discount Committee  expire in 2003    Director, First ING Insurance        Manager) since 1996;
    125 Broad    and the Litigation                   Company of New York from 1983 to      Dresdner RCM Global
     Street        Committee since                    2001; Winthrop Focus Funds from    Strategic Income Fund, Inc
    New York,      1996, 1999 and                        1988 to 1997; ING America              since 1997.
 New York 10004  2001, respectively.                    Holdings, Inc. (insurance &
                                                       broker dealer holding company)
     Age 73                                                  from 1988 to 1998.
------------------------------------------------------------------------------------------------------------------------------------

                                               THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Certain Information Concerning Directors (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS I NON-INTERESTED DIRECTORS
                                                     (TERM WILL EXPIRE IN 2004)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,         POSITION(S)      TERM OF OFFICE               PRINCIPAL              OTHER DIRECTORSHIPS HELD      SHARES OF
    ADDRESS          WITH FUND        AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                        OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
 Mr. Claude W.     Director since    Director since  President of the Swiss Parliament   Member of the Board: Infra      1,756
      Frey        1995; Member of     1995. Term of  (1994-1995); Swiss Police Academy    2000 (Marin) since 1996;
    Clos 108         Nominating        office will      (Neuchatel) since 1996; and     Berun Frais SA (Maria) since
 2012 Auvernier    Committee since   expire in 2004.       Steering Committee of               2002; SCCM SA
   Switzerland           1996.                         InterNutrition (Zurich) since    (Crans-Montana) since 2001;
                                                         2000; Member of the Swiss       President of the Steering
     Age 58                                                Parliament since 1979;       Committee of InterNutrition
                                                      Parliamentary Assembly of the        (Zurich) since 2000.
                                                       Council of Europe (Strasbourg)
                                                     since 1996 and Executive Board of
                                                     the "North-South Centre" (Lisbon)
                                                        since 1999; President of the
                                                       National Committee for Foreign
                                                          Affairs since 2001; Vice
                                                         President of the National
                                                       Committee for Foreign Affairs
                                                        (1999-2001); Chairman of the
                                                      Board: Federation of Swiss Food
                                                      Industries (Berne) (1991-2001);
                                                       Association of Swiss Chocolate
                                                           Manufacturers (Berne)
                                                     (1991-2000); Swiss Association of
                                                      Biscuits and Sugar Confectioners
                                                      Industries (Berne) (1991-2000);
                                                       Director: Federation of Swiss
                                                      Employers' Association (Zurich)
                                                     (1995-1996); Vice Chairman of the
                                                         Board: Federation of Swiss
                                                      Employers' Association (Zurich)
                                                     (1997-2001); Member of the Board:
                                                       Infra 2000 (Marin) since 1996;
                                                       Chairman of the Board: Berun
                                                        Frais SA (Maria) since 2002;
                                                            Member of the Board.
------------------------------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Certain Information Concerning Directors (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS I NON-INTERESTED DIRECTORS
                                                     (TERM WILL EXPIRE IN 2004)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,         POSITION(S)      TERM OF OFFICE               PRINCIPAL              OTHER DIRECTORSHIPS HELD      SHARES OF
    ADDRESS          WITH FUND        AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                        OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
  Mr. Eric R.       Director since    Director since   Chairman of the Board: Societe      Chairman of the Board:        1,000
    Gabus             1987; Vice      1987. Term of    Neuchateloise de Presse since      Societe Neuchateloise de
 St. Dominique         Chairman        office will     1999, L'Express Communication    Presse since 1999, L'Express
 1815 Clarens    (Non-Officer) since expire in 2004.    (Neuchatel) since 1983, Vice     Communication (Neuchatel)
  Switzerland       1994; Chairman                    Chairman of the Board: Fondation  since 1983, Vice Chairman of
                  of the Nominating                  Denis de Rougemont pour l'Europe,   the Board: Fondation Denis
    Age 74         Committee since                    Geneva since 1980; Board Member:  de Rougemont pour l'Europe,
                 1987 and Member of                    Pro C.I.C.R (International Red     Geneva since 1980; Board
                    the Discount                        Cross) Neuchatel since 1986;        Member: Pro C.I.C.R
                    Committee and                      Deputy Chairman of the Board:     (International Red Cross)
                     Litigation                       Credit Suisse First Boston from      Neuchatel since 1986.
                  Committee since                      1982 to 1986; General Manager:
                   2000 and 2001,                     Nestle S.A., Vevey from 1969 to
                    respectively.                      1982; Manager: Banque Paribas
                                                             from 1955 to 1969.
------------------------------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Certain Information Concerning Directors (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS II INTERESTED DIRECTORS
                                                (NOMINEES FOR TERM EXPIRING IN 2005)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,          POSITION(S)     TERM OF OFFICE              PRINCIPAL               OTHER DIRECTORSHIPS HELD      SHARES OF
    ADDRESS           WITH FUND       AND LENGTH OF            OCCUPATION(S)             BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED        DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                         OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
   The Baron       Director 2 since   Director since General Partner: Hottinger et Cie      Director: Financiere         263,299 3
   Hottinger      1987, Chairman of   1987. Term of   (Zurich); President: Conseil de       Hottinguer (holding
Hottinger et Cie     the Board of      office will          Surveillance Credit          company); Member: Conseil
Dreikonigstrasse Directors and Chief expire in 2005.    Suisse/Hottinguer (Paris),          de Surveillance AXA;
       55         Executive Officer                   Sofibus (Paris) (real estate);           Administrator:
   8027 Zurich    from 1987 to 1989.                   Vice President and Director:       Investissement Provence
   Switzerland                                        Financiere Hottinguer (holding      S.A. (holding company),
                                                       company); Member: Conseil de      AXA, AXA Assurances IARD,
     Age 67                                          Surveillance AXA; Administrator:      AXA Courtage IARD, AXA
                                                       Investissement Provence S.A.          Courtage VIE, AXA
                                                        (holding company), AXA, AXA      Assurances Vie, AXA France
                                                       Assurances IARD, AXA Courtage         Assurances, Alpha
                                                        IARD, AXA Courtage VIE, AXA       Assurances Vie, Finaxa,
                                                        Assurances Vie, AXA France        Hottinger International
                                                     Assurances, Alpha Assurances Vie,    Fund--"U.S. Growth Fund"
                                                      Finaxa, Hottinger International    (publicly-held Luxembourg
                                                         Fund--"U.S. Growth Fund"         mutual fund), ECU Invest
                                                     (publicly-held Luxembourg mutual    (publicly-held Luxembourg
                                                     fund), ECU Invest (publicly-held     mutual fund), Hottinguer
                                                         Luxembourg mutual fund),           International Asset
                                                      Hottinguer International Asset      Management (Luxembourg),
                                                         Management (Luxembourg),           Hottinger US (USA),
                                                      Hottinger US (USA), Hottinguer    Managing Director: Intercom
                                                     Gestion (Luxembourg) (investment    (holding company), Sofides
                                                       advisor) until December 1998;      (real estate); Member of
                                                       Director: Donaldson, Lufkin &       the Board: Conseil de
                                                      Jenrette, Inc. (NY) until 2000;    Surveillance of EMBA N.V.
                                                     Auditor: Didot Bottin, Financiere  (holding company); Chairman
                                                     Provence de Participations (FPP)    of the Board and Director:
                                                        (venture capital); Managing       Hottinger Capital Corp.
                                                        Director: Intercom (holding
                                                     company), Sofides (real estate);
                                                     Permanent Representative: AXA to
                                                      AXA Millesime; Vice President:
                                                      Gaspee (real estate); Member of
                                                           the Board: Conseil de
                                                         Surveillance of EMBA N.V.
                                                      (holding company); Chairman of
                                                     the Board and Director: Hottinger
                                                               Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Certain Information Concerning Directors (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS III INTERESTED DIRECTOR
                                                     (TERM WILL EXPIRE IN 2003)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,          POSITION(S)     TERM OF OFFICE               PRINCIPAL               OTHER DIRECTORSHIPS HELD     SHARES OF
    ADDRESS           WITH FUND       AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                         OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
    Mr. Paul       Director 2 since  Director since  General Partner: Hottinger et Cie   Director: Drouot Securite       263,299 3
   Hottinguer     1987; Chairman of  1987. Term of   (Zurich); President: Gaspee (real  since 1986, Member: Conseil
Hottinger et Cie     the Board of     office will     estate) since 1992, Financiere       de Surveillance Credit
Dreikonigstrasse Directors and Chief expire in 2003    Hottinguer (holding company)       Suisse Hottinguer since
       55         Executive Officer                   since 1990, Financiere Provence      1997; Societe pour le
   8027 Zurich       since 1989.                      Participations (venture capital    Financement de Bureaux et
   Switzerland                                       firm) since 1990, Drouot Securite     d'Usines Sofibus (real
                                                      since 1986, Hottinguer Gestion        estate) since 1982;
     Age 59                                          (Luxembourg) (investment advisor)  Managing Director: Intercom
                                                       from 1991 to 1998, Hottinger       (holding company) since
                                                     International Fund--"U.S. Growth       1984; Administrator:
                                                      Fund" (publicly held Luxembourg    Investissement Hottinguer
                                                     mutual fund) until 1997; Member:     S.A. since 1989, Finaxa
                                                      Conseil de Surveillance Credit       (Compagnie Financiere
                                                       Suisse Hottinguer since 1997;     Drouot) since 1982, Member
                                                      Societe pour le Financement de     of the Board of Directors:
                                                     Bureaux et d'Usines Sofibus (real   Norwich Union (insurance),
                                                       estate) since 1982; Managing      Conseil de Surveillance of
                                                        Director: Intercom (holding         Emba NV (investment
                                                           company) since 1984;          company); Vice Chairman of
                                                       Administrator: Investissement      the Board and Director:
                                                        Hottinguer S.A. since 1989,       Hottinger Capital Corp.
                                                       Finaxa (Compagnie Financiere
                                                         Drouot) since 1982, Alpha
                                                      Assurances-Vie (insurance) from
                                                          1992 to 1998; Permanent
                                                       Representative: Credit Suisse
                                                          Hottinguer to Provence
                                                       International (publicly held
                                                        French mutual fund), Credit
                                                     Suisse Hottinguer to PPC, Credit
                                                      Suisse Hottinguer to Croissance
                                                       Britannia (investment fund),
                                                        Credit Suisse Hottinguer to
                                                     Harwanne Allemagne; Member of the
                                                     Board of Directors: Norwich Union
                                                          (insurance), Conseil de
                                                          Surveillance of Emba NV
                                                        (investment company); Vice
                                                      Chairman of the Board, Director
                                                         and Member of Investment
                                                       Committee: Hottinger Capital
                                                                   Corp.
------------------------------------------------------------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Certain Information Concerning Directors (concluded)


------------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS I INTERESTED DIRECTOR
                                                     (TERM WILL EXPIRE IN 2004)
------------------------------------------------------------------------------------------------------------------------------------
      NAME,          POSITION(S)     TERM OF OFFICE               PRINCIPAL               OTHER DIRECTORSHIPS HELD     SHARES OF
    ADDRESS           WITH FUND       AND LENGTH OF             OCCUPATION(S)            BY DIRECTOR OR NOMINEE FOR   COMMON STOCK
     & AGE                             TIME SERVED         DURING PAST FIVE YEARS                 DIRECTOR            BENEFICIALLY
                                                                                                                         OWNED AT
                                                                                                                     DEC. 31, 2001 1
------------------------------------------------------------------------------------------------------------------------------------
 Mr. Alexandre     Director 2 from   Director since   Senior Advisor to the Hottinger   Vice Chairman of the Board,       200
   de Takacsy    1987 to February 8,  1987. Term of  Group and President of Hottinger     Hottinger Capital Corp.
   Financiere       1994 and since   office expires    U.S., Inc. since April, 1986;
   Hottinguer    September 17, 1998.     in 2004.       Vice Chairman of the Board,
43, rue Taitbout                                         President and Secretary,
  75009 Paris                                        Hottinger Capital Corp.; Retired
     France                                           Senior Executive; Royal Bank of
                                                                  Canada.
     Age 72
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 ALL DIRECTORS AS A GROUP (9 PERSONS)  OWNED 297,091  SHARES WHICH  CONSTITUTES
  APPROXIMATELY 1.1% OF THE OUTSTANDING COMMON STOCK OF THE FUND. SHARE NUMBERS IN THIS ANNUAL REPORT HAVE BEEN ROUNDED TO THE NEAREST WHOLE SHARE.
2 INDICATES  "INTERESTED  PERSON",  AS DEFINED IN THE INVESTMENT  COMPANY ACT OF
  1940, AS AMENDED (THE "1940 ACT"). PAUL HOTTINGUER AND THE BARON HOTTINGER ARE BROTHERS. PAUL HOTTINGUER AND THE BARON HOTTINGER ARE "INTERESTED PERSONS" BECAUSE OF THEIR AFFILIATION WITH HOTTINGER ET CIE (ZURICH) AND HOTTINGER U.S., INC., CONTROLLING PERSONS OF HOTTINGER CAPITAL CORP. ("HCC"), THE FUND'S INVESTMENT ADVISOR; AND ALEXANDRE DE TAKACSY IS AN "INTERESTED PERSON" BECAUSE OF HIS AFFILIATION WITH HCC.
3 HOTTINGER ET CIE (ZURICH),  A  PARTNERSHIP,  OWNS 151,134  SHARES OF THE FUND,
  HOTTINGER CAPITAL CORP., THE FUND'S INVESTMENT ADVISOR, OWNS 102,234 SHARES OF THE FUND, HOTTINGER FINANZ AG OWNS 5,247 SHARES OF THE FUND AND HOTTINGER TREUHAND AG OWNS 4,684 SHARES OF THE FUND. PAUL HOTTINGUER AND THE BARON HOTTINGER ARE BROTHERS. PAUL HOTTINGUER AND THE BARON HOTTINGER ARE CONTROLLING PARTNERS OF HOTTINGER ET CIE (ZURICH) AND CONTROLLING SHAREHOLDERS AND DIRECTORS OF HOTTINGER CAPITAL CORP., HOTTINGER FINANZ AG AND HOTTINGER TREUHAND AG AND THEREFORE SHARE VOTING AND INVESTMENT POWER OVER THE 263,299 SHARES OF THE FUND OWNED BY HOTTINGER ET CIE (ZURICH), HOTTINGER CAPITAL CORP., HOTTINGER FINANZ AG AND HOTTINGER TREUHAND AG.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Review of Operations

Trading activity for 2001 involved changes in the following positions:


NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------
Berna Biotech AG
Converium Holding AG
Daetwyler Holding Inc.
Holcim Ltd.
Kaba Holding AG
Kuehne & Nagel International Ltd.
Lonza AG
Straumann Holding AG
Swisscom AG

--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG
Credit Suisse Group
Disetronic Holding Ltd.
Gurit-Heberlein AG
Huber & Suhner AG
Kudelski SA
Logitech International SA
Saia-Burgess Electronics Holding AG
Schindler Holding AG
Swiss Reinsurance Company
Tecan Group, Ltd.
Vontobel Holding AG

--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------
ABB Ltd.
Actelion Ltd.
Ascom Holding AG
Bachem AG
Banque Cantonale Vaudoise
Charles Voegele Holding AG
Clariant Ltd.
Helvetia Patria Holding
Leica Geosystems AG
Micronas Semiconductor Holding AG
Mikron Holding AG
Oz Holding
Phoenix Mecano AG
SGS Societe Generale de Surveillance Holding SA
Sulzer AG
Swiss Life
Swisslog Holding AG
Unilabs SA
Zurich Allied

--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------
Adecco SA
Bank Sarasin & Co.
Compagnie Financiere Richemont AG
Credit Suisse Group
Gurit-Heberlein AG
Huber & Suhner AG
Julius Baer Holdings AG
Komax Holding AG
Kudelski SA
Logitech International SA
Nestle Ltd.
Novartis AG
Phonak Holding Ltd.
Roche Holdings Ltd.
Schaffner Holding Ltd.
Serono SA
Swiss Reinsurance Company
Tecan Group, Ltd.
The Swatch Group, Ltd.
Vontobel Holding AG

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments                                        December 31, 2001



                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.74%

BANKS -- 14.55%

      869  BANK SARASIN & CO.
           REGISTERED SHARES                    $  1,688,675    0.54%
           Specializes in investment advisor
           services and portfolio management
           for private and institutional
           customers in Europe. (Cost
           $572,126)

  463,000  CREDIT SUISSE GROUP 1,2
           REGISTERED SHARES                      19,751,989    6.28
           A global operating financial group.
           (Cost $8,942,685)

    5,500  JULIUS BAER HOLDINGS AG
           BEARER SHARES                           1,855,869    0.59
           Banking group specializing in asset
           management, investment consulting
           and securities trading. (Cost
           $586,911)

  435,000  UBS LTD. 1,2
           REGISTERED SHARES                      21,964,931    6.98
           Global bank with three core
           business units: UBS Switzerland,
           UBS Asset Management and UBS
           Warburg. (Cost $8,162,640)

   19,000  VONTOBEL HOLDING AG
           BEARER SHARES                             492,287    0.16
           Provides investment, banking and
           consulting services to private and
           institutional customers. (Cost
           $682,252)
                                                ------------  ------
                                                  45,753,751   14.55




                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------


BIOTECHNOLOGY -- 3.01%

    5,500  BERNA BIOTECH AG 1
           REGISTERED SHARES                    $  2,843,456    0.90%
           Produces vaccines for influenza,
           hepatitis, travel and general
           immunization. (Cost $2,164,485)

    7,600  SERONO SA
           BEARER SHARES                           6,635,575    2.11
           Develops and markets biotechnology
           products. (Cost $5,432,408)
                                                ------------  ------
                                                   9,479,031    3.01

BUILDING CONTRACTORS AND MATERIALS -- 4.12%

   60,000  HOLCIM LTD. 2
           REGISTERED  SHARES                     12,942,878    4.12
           Produces and markets various
           building materials, in addition to
           providing consulting and
           engineering services in all areas
           of the cement manufacturing
           process. (Cost $11,910,457)
                                                ------------  ------
                                                  12,942,878    4.12

CHEMICALS -- 4.42%

    2,250  GURIT-HEBERLEIN AG
           BEARER SHARES                           1,776,031    0.56
           European market leader for wind
           screen bonding systems, ski based
           and optically pure thermoplastic
           sheeting for the auto industry.
           (Cost $2,223,639)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                            December 31, 2001



                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------

COMMON STOCKS -- (CONTINUED)

CHEMICALS -- (CONTINUED)

   17,700  LONZA AG 2
           REGISTERED SHARES                    $ 11,571,764    3.68%
           Produces chemicals, plastics, and
           energy. (Cost $10,477,549)

    2,523  SIKA FINANZ LTD.
           BEARER SHARES                             562,491    0.18
           Leading producer of construction
           chemicals. (Cost $614,614)
                                                ------------  ------
                                                  13,910,286    4.42

ELECTRICAL ENGINEERING & ELECTRONICS -- 12.18%

    4,055  BELIMO AUTOMATION AG
           REGISTERED SHARES                       1,294,981    0.41
           World market leader in damper and
           volume control actuators for
           ventilation and air conditioning
           equipment. (Cost $1,259,329)

    7,810  DISETRONIC HOLDING LTD.
           REGISTERED SHARES                       6,489,510    2.06
           Develops, manufactures and markets
           infusion (insulin pumps) and
           injection systems. (Cost
           $6,350,462)

   16,749  KABA HOLDING AG
           REGISTERED SHARES                       4,137,798    1.32
           Provides mechanical and electronic
           security systems. (Cost $4,129,823)




                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------


ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

   44,000  KUDELSKI SA 1
           BEARER SHARES                        $  2,571,704    0.82%
           Designs, produces and distributes
           equipment under the `Nagra' brand
           name for professional data display
           in audio and video applications.
           (Cost $2,772,596)

  370,000  LOGITECH INTERNATIONAL SA 1,2
           REGISTERED SHARES                      13,543,926    4.31
           Manufactures personal computer
           input devices, as well as producing
           trackballs, desktop publishing
           programs and related software.
           (Cost $9,888,046)

   25,800  PHONAK HOLDING LTD. 1
           REGISTERED SHARES                         590,745    0.19
           Designs and produces wireless
           analog and digital hearing aids and
           miniaturized voice communications
           systems. (Cost $778,742)

    5,400  SAIA-BURGESS ELECTRONICS HOLDING AG
           REGISTERED SHARES                       1,561,822    0.50
           Develops and produces switches,
           motors and programmable control
           devices. The company's products are
           mainly used in the automobile,
           heating & air conditioning and
           telecommunications industries.
           (Cost $1,485,298)

    5,263  SCHAFFNER HOLDING LTD.
           REGISTERED SHARES                       1,205,074    0.38
           Develops, manufactures and markets
           electrical components and test
           equipment in the area of EMC
           (Electro Magnetic Compatibility).
           (Cost $1,469,991)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                            December 31, 2001



                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)


ELECTRICAL ENGINEERING & ELECTRONICS -- (CONTINUED)

   89,076  TECAN GROUP, LTD.
           REGISTERED SHARES                    $  5,904,049    1.88%
           Manufactures and distributes
           components and complete solutions
           for the automation of laboratory
           processes. (Cost $4,876,777)

   11,000  THE SWATCH GROUP, LTD. 1
           BEARER SHARES                             989,244    0.31
           Manufactures watches, watch
           components and microelectronics.
           Produces machine tools for
           scientific, medical and industrial
           use. (Cost $673,362)
                                                ------------  ------
                                                  38,288,853   12.18

FOOD & LUXURY GOODS -- 14.58%

      300  LINDT & SPRUNGLI AG
           REGISTERED SHARES                       1,699,205    0.54
           Major manufacturer of premium Swiss
           chocolates. (Cost $1,196,399)

  207,000  NESTLE LTD. 2
           REGISTERED SHARES                      44,154,013   14.04
           Largest food and beverage
           processing company in the world.
           (Cost $12,427,540)
                                                ------------  ------
                                                  45,853,218   14.58

INSURANCE -- 5.06%

   30,000  BALOISE HOLDING AG
           REGISTERED SHARES                       2,765,727    0.88
           Medium-sized insurer active in all
           sectors of insurance. (Cost
           $151,739)




                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------


INSURANCE -- (CONTINUED)

   20,000  CONVERIUM HOLDING AG 1
           Provides life and non-life           $    972,523    0.31%
           reinsurance worldwide. (Cost
           $975,282)

  121,000  SCHWEIZERISCHE RUCKVERSICHERUNGS-
           GESELLSCHAFT (SWISS REINSURANCE COMPANY) 2
           REGISTERED SHARES                      12,175,826    3.87
           Second largest reinsurance company
           in the world. (Cost $3,688,682)
                                                ------------  ------
                                                  15,914,076    5.06

MACHINERY -- 1.21%

    2,650  SCHINDLER HOLDING AG
           REGISTERED SHARES                       3,816,281    1.21
           One of the world's largest elevator
           companies and a leading Swiss
           machinery enterprise. (Cost
           $3,510,746)
                                                ------------  ------
                                                   3,816,281    1.21

MISCELLANEOUS INDUSTRIES -- 0.80%

      750  DAETWYLER HOLDING INC.
           BEARER SHARES                           1,056,128    0.34
           Manufactures cable, rubber and
           plastic products, steel tubing,
           pharmaceutical packaging and
           industrial components. (Cost
           $1,249,175)

   12,465  HUBER & SUHNER AG
           REGISTERED SHARES                         833,704    0.27
           Manufactures a wide range of
           products, extending from cables for
           energy and electrical transmission
           to special products such as rubber.
           (Cost $843,797)

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                            December 31, 2001



                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)

MISCELLANEOUS INDUSTRIES -- (CONTINUED)

   11,025  KOMAX HOLDING AG
           REGISTERED SHARES                    $    584,598    0.19%
           Seller of wire processing machines.
           Most important markets are the car,
           household appliance,
           telecommunications and electronics
           industries. (Cost $415,378)
                                                ------------  ------
                                                   2,474,430    0.80

MISCELLANEOUS MEDICAL SERVICES -- 0.51%

      546  GALENICA HOLDING LTD.
           Manufactures and distributes              493,492    0.16
           prescription and over-the-counter
           drugs, toiletries and hygiene
           products. (Cost $490,462)

   14,500STRAUMANN HOLDING AG
         REGISTERED SHARES                         1,100,868    0.35
           Develops, produces and sells
           surgical implants and instruments
           for dental medicine, jaw and face
           surgery worldwide. (Cost
           $1,077,230)
                                                ------------  ------
                                                   1,594,360    0.51

MISCELLANEOUS SERVICES -- 2.45%

   49,500  ADECCO SA
           BEARER SHARES                           2,691,838    0.85
           Leading personnel and temporary
           employment company. (Cost
           $1,471,056)

  270,000  COMPAGNIE FINANCIERE RICHEMONT AG 1
           BEARER SHARES                           5,018,981    1.60
           Investment company with principal
           interests in luxury goods and
           tobacco. (Cost $3,309,623)
                                                ------------  ------
                                                   7,710,819    2.45




                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------


PHARMACEUTICALS -- 28.84%

1,580,000  NOVARTIS AG 2
           REGISTERED SHARES                    $ 57,122,198   18.17%
           Life science group created by the
           consolidation of Sandoz and
           Ciba-Geigy. Manufactures health
           care products for use in a broad
           range of medical fields, as well as
           agricultural products. The second
           largest pharmaceutical entity in
           the world. (Cost $21,636,239)

  470,000  ROCHE HOLDINGS LTD. 2
           DIVIDEND RIGHTS CERTIFICATES           33,559,291   10.67
           Worldwide pharmaceutical company.
           (Cost $10,193,328)
                                                ------------  ------
                                                  90,681,489   28.84

RETAILERS -- 0.60%

    1,900  JELMOLI HOLDING AG
           BEARER SHARES                           1,889,009    0.60
           Operates a network of
           retail/service outlets throughout
           Switzerland, including local dry
           cleaners, auto body shops,
           opticians, interior decorators,
           travel agencies, restaurants,
           pharmacies and retailers. (Cost
           $1,405,703)
                                                ------------  ------
                                                   1,889,009    0.60

TELECOMMUNICATIONS -- 3.35%

   38,000  SWISSCOM AG 2
           REGISTERED SHARES                      10,532,658    3.35
           Operates public telecommunication
           networks and offers network
           application services. (Cost
           $10,137,064)
                                                ------------  ------
                                                  10,532,658    3.35

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Schedule of Investments (continued)                            December 31, 2001



                                                              Percent
  No. of                                                      of Net
  Shares       Security                            Value      Assets
--------------------------------------------------------------------------------
COMMON STOCKS -- (CONCLUDED)





TRANSPORTATION -- 1.06%

   66,200  KUEHNE & NAGEL INTERNATIONAL LTD.
           Operates sea freight, land and rail  $  3,350,687    1.06%
           transportation businesses and
           warehousing and distribution
           facilities. (Cost $3,446,629)
                                                ------------  ------
                                                   3,350,687    1.06

           TOTAL COMMON STOCKS
           (Cost $163,080,264) 3                $304,191,826   96.74%

           OTHER ASSETS IN EXCESS
           OF LIABILITIES                         10,244,000    3.26
                                                ------------  ------

           NET ASSETS                           $314,435,826  100.00%
                                                ============  ======







--------------------------------------------------------------------------------
1 NON-INCOME PRODUCING SECURITY.
2 ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
3 AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $163,564,287.
DESCRIPTIONS OF THE COMPANIES HAVE NOT BEEN AUDITED BY DELOITTE & TOUCHE LLP. SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                            December 31, 2001





------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (cost $163,080,264) ....................................................  $304,191,826
     Cash .........................................................................................       783,370
     Foreign currency (cost $7,002,027) ...........................................................     7,052,732
     Dividend and interest receivable .............................................................       171,110
     Tax reclaims receivable ......................................................................     3,935,039
     Prepaid expenses and other ...................................................................           889
                                                                                                     ------------
       Total assets ...............................................................................   316,134,966
                                                                                                     ------------
LIABILITIES:
     Payable for securities purchased .............................................................     1,267,983
     Advisory fees payable ........................................................................       217,273
     Accrued audit and legal fees .................................................................        66,265
     Custody fees payable .........................................................................        53,490
     Administration fees payable ..................................................................        23,781
     Transfer agent fees payable ..................................................................        10,216
     Accounting fees payable ......................................................................         9,041
     Accrued expenses and other ...................................................................        51,091
                                                                                                     ------------
       Total liabilities ..........................................................................     1,699,140
                                                                                                     ------------
       Net assets .................................................................................  $314,435,826
                                                                                                     ------------
COMPOSITION OF NET ASSETS:
     Paid-in capital ..............................................................................   171,926,815
     Undistributed net investment income ..........................................................     1,532,859
     Accumulated net realized gain from investment transactions ...................................        23,411
     Net unrealized appreciation on investments and foreign currencies
       140,952,741
                                                                                                     ------------
     Net assets ...................................................................................  $314,435,826

NET ASSET VALUE PER SHARE:
     ($314,435,826 / 23,892,709 shares outstanding) ...............................................  $      13.16
                                                                                                     ============

------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations                     For the Year Ended December 31, 2001




------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENT INCOME:
     Dividends (less foreign taxes withheld of $506,888) .........................................  $   3,474,667
     Interest ....................................................................................        437,896
     Securities lending income ...................................................................         33,256
                                                                                                    -------------
       Total income ..............................................................................      3,945,819
                                                                                                    -------------
EXPENSES:
     Investment advisory fees ....................................................................      2,720,545
     Professional fees ...........................................................................        774,601
     Directors' fees .............................................................................        361,067
     Administration fees .........................................................................        295,910
     Custody fees ................................................................................        145,556
     Printing and shareholder reports ............................................................        115,767
     Accounting fees .............................................................................        111,859
     Franchise taxes .............................................................................         83,568
     Transfer agent fees .........................................................................         46,619
     Miscellaneous ...............................................................................         84,105
                                                                                                    -------------
       Total expenses ............................................................................      4,739,597
                                                                                                    -------------
Expenses in excess of investment income ..........................................................       (793,778)
                                                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
     Net realized gain (loss) from:
       Investment transactions ...................................................................      3,897,932
       Foreign currency transactions .............................................................      2,326,637
       Net change in unrealized appreciation/depreciation on investments and foreign currencies ..   (109,534,341)
                                                                                                    -------------
       Net Realized and Unrealized Loss on Investments and Foreign Currencies ....................   (103,309,772)
                                                                                                    -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................................................  $(104,103,550)
                                                                                                    =============

------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


Statements of Changes in Net Assets


                                                                             For the Years Ended December 31,
                                                                         ----------------------------------------
                                                                                2001                   2000
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment (expenses in excess of) income ......................  $    (793,778)          $     47,623
     Net realized gain from investment and
       foreign currency transactions ....................................      6,224,569             33,661,372
     Net change in unrealized appreciation/depreciation on
       investments and foreign currencies ...............................   (109,534,341)             5,565,094
                                                                           -------------           ------------
     Net increase (decrease) in net assets from operations ..............   (104,103,550)            39,274,089
                                                                           -------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized capital gains .........................................     (7,360,963)           (31,851,302)
                                                                           -------------           ------------
       Total distributions to shareholders ..............................     (7,360,963)           (31,851,302)
                                                                           -------------           ------------
CAPITAL SHARE TRANSACTIONS:
     Value of shares issued in reinvestment of dividends ................     16,795,124             12,126,372
     Value of shares repurchased through stock buyback ..................     (6,209,492)           (20,832,970)
                                                                           -------------           ------------
     Total increase (decrease) from capital share transactions ..........     10,585,632             (8,706,598)
                                                                           -------------           ------------
     Total decrease in net assets .......................................   (100,878,881)            (1,283,811)
NET ASSETS:
     Beginning of year ..................................................    415,314,707            416,598,518
                                                                           -------------           ------------
     End of year (including undistributed net investment
       income of $1,532,859 and $0, respectively) .......................  $ 314,435,826           $415,314,707
                                                                           =============           ============

-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Financial Highlights


                                                                          For the Years Ended December 31,
                                                             -----------------------------------------------------------
                                                                2001        2000       1999        1998        1997 1
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
     Net asset value at beginning of year ..................   $ 17.92     $ 17.52    $  19.07    $  16.48    $  12.07
                                                               -------     -------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (expenses in excess of income) ..     (0.03)       0.00 2      0.01        0.00 2     (0.02)
     Net realized and unrealized gain (loss) on investments 3    (4.34)      1.68        (0.60)       3.60        4.86
                                                               -------     -------    --------    --------    --------
     Total from investment operations ......................     (4.37)       1.68       (0.59)       3.60        4.84
                                                               -------     -------    --------    --------    --------
     Gain from capital share repurchases ...................      0.06        0.21        0.12          --          --
     Capital charge resulting from the issuance
       of fund shares ......................................     (0.14)      (0.12)         --          --          --
                                                               -------     -------    --------    --------    --------
LESS DISTRIBUTIONS:
     Dividends from net investment income ..................        --          --       (0.03)      (0.07)         --
     Distributions from net realized capital gains .........     (0.31)      (1.37)      (1.05)      (0.94)      (0.43)
                                                               -------     -------    --------    --------    --------
     Total distributions ...................................     (0.31)      (1.37)      (1.08)      (1.01)      (0.43)
                                                               -------     -------    --------    --------    --------
     Net asset value at end of year ........................   $ 13.16     $ 17.92    $  17.52    $  19.07    $  16.48
                                                               =======     =======    ========    ========    ========
     Market value per share, end of year ...................   $ 11.00     $ 14.50    $  13.81    $  16.00    $  13.72
                                                               =======     =======    ========    ========    ========
TOTAL INVESTMENT RETURN: 4
     Based on market value per share .......................    (22.10)%     15.06%     (7.06)%     23.82%      42.66%
     Based on net asset value per share ....................    (24.94)%     12.11%     (1.09)%     22.89%      41.08%
RATIOS TO AVERAGE NET ASSETS:
     Expenses ..............................................      1.39% 5     1.16%      1.11%       1.09%       1.17%
     Net investment income (expenses in excess of income) ..     (0.23)%      0.01%       0.05%       0.01%      (0.14)%
SUPPLEMENTAL DATA:
     Net assets at end of year (000) .......................  $314,436    $415,315    $416,599    $469,916    $406,030
     Average net assets during period (000) ................  $341,806    $422,426    $428,072    $464,967    $354,923
     Shareholders of record 6 ..............................     1,067       1,125       1,230       1,287       1,408
     Portfolio turnover rate ...............................        32%         25%         14%         13%         13%
------------------------------------------------------------------------------------------------------------------------

1 PER SHARE  AMOUNTS FOR THE YEAR ENDED  DECEMBER 31, 1997 HAVE BEEN RESTATED TO
  REFLECT 2:1 STOCK SPLIT EFFECTIVE OCTOBER 16, 1998.
2 LESS THAN $0.01 PER SHARE.
3 INCLUDES NET REALIZED CURRENCY GAIN (LOSS).
4 TOTAL  INVESTMENT  RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL  INVESTMENT
  RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. RETURNS FROM 1998 AND 1997 HAVE BEEN RESTATED TO REFLECT SUBSEQUENT CHANGES TO DIVIDEND REINVESTMENT CALCULATIONS.
5 THE INCREASE IN THE FUND'S  EXPENSE RATIO WAS  ATTRIBUTABLE  TO  EXTRAORDINARY
  EXPENSES IN CONNECTION WITH A STOCKHOLDER'S PROXY CONTEST FOR THE ELECTION OF DIRECTORS AND TERMINATION OF THE MANAGMEENT CONTRACT AND DEFENSE AGAINST A LAWSUIT AGAINST THE FUND AND ITS DIRECTORS PLUS THE IMPACT OF A DECLINE IN THE FUND'S NET ASSETS.
6 NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO THE FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements



NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the `Fund') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. On December 31, 2001, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as an expense, net of any amount receivable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards, if any. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. SECURITIES LENDING
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)



G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translation shown on the Fund's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. (`HCC'), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount in excess of $600 million. The Fund paid Hottinger & Cie $44,468 in brokerage commissions for the year ended December 31, 2001.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee of the Fund's board of directors. The Committee's allocations are based on its determination of the relative benefits the Fund and the Advisor derive from the expenditures. During 2001, the Committee allocated expenses incurred in connection with publicizing the Fund and various expenses incurred in connection with a stockholder's unsuccessful proxy contest last May for the election of directors and termination of the management contract as follows:

Expense                   Fund       Advisor       Total
-------                   ----       -------       -----
Marketing               $6,698        $5,877     $12,575
Stockholder Meeting   $366,575      $104,747    $471,322

Investment Company Capital Corp. (`ICCC') is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.10% of the first $250 million, 0.05% of the next $250 million and 0.03% of the amount over $500 million.

ICCC is the Fund's accounting agent. The Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly. PFPC Inc. is the Fund's transfer agent. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S. Inc., Hottinger & Cie (Zurich) and/or ICCC. These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $15,000 per annum in compensation, except for the Chairman of the Audit Committee, who the Fund pays an annual fee of approximately $16,500. In addition, the Fund pays each unaffiliated

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)



director $750 for each attended directors' meeting and $750 for each committee meeting attended, if it is held separately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings.

The Fund compensates each Director who is a non-interested Director and who is a member of the Discount or Litigation Committees of the Board for his work on the committees on an hourly basis at the rate of $300, less the $750 meeting fee otherwise payable to committee members for each meeting attended.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorised to issue up to 50 million shares of capital stock. HCC owned 102,234 of the 23,892,709 shares outstanding on December 31, 2001. Transactions in capital shares were as follows:

                        For the Year Ended           For the Year Ended
                         December 31, 2001            December 31, 2000
                    ----------------------       ----------------------
                     Shares         Amount        Shares         Amount
                    -------       --------       -------       --------
Dividend
  Reinvestments   1,177,572    $16,795,124       858,504   $ 12,126,372
Repurchased        (463,600)    (6,209,492)   (1,462,500)   (20,832,970)
                  ---------    -----------    ----------   ------------
Net increase
  (decrease)        713,972    $10,585,632      (603,996)  $ (8,706,598)
                  =========    ===========    ==========   ============

NOTE 5--FEDERAL INCOME TAX AND
        INVESTMENT TRANSACTIONS
At December 31, 2001, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain/(loss) from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions.


                     Undistributed
Undistributed         Net Realized            Paid-in
          NII           Gain/ Loss            Capital
-------------        -------------            -------
   $2,326,637          $(2,326,637)               $--

At December 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $142,272,884 and $1,645,345, respectively. The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

Long-term capital gains                                            $7,360,963

At December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $1,695,514
Long-term capital gains                                              $344,779
Unrealized appreciation/(depreciation)                           $140,627,539

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2001, were $104,612,444 and $111,511,469, respectively.

NOTE  6--STOCK  REPURCHASE  PROGRAM
Pursuant to authorization by the Board of Directors, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999 and continued purchases in 2000 and 2001. The Board has authorized the purchase of up to one million shares in 2002. During the year ended December 31, 2001 the Fund repurchased and retired 463,600 shares at an average price of $13.39 per share (including broker commissions) and a weighted average discount of 17.81%. The total cost of these repurchases was $6,209,492.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)



NOTE 7--LITIGATION
On April 2, 2001 and May 8, 2001 two complaints were filed in purported class actions on behalf of stockholders of the Fund in the Court of Chancery of the state of Delaware by individuals claiming to be Fund stockholders against the Fund, each of its Directors and Hottinger Capital Corp., the Fund's Investment Advisor (collectively, the "defendants"). The complaints in these cases, entitled Kimberly Kahn vs. Paul Hottinguer et al. and Charles Miller vs. Paul Hottinguer et al., allege that the defendants have: (A) breached fiduciary duties to stockholders and violated Section 109(a) of the Delaware General Corporation Law by adopting amendments to the Fund's Bylaws requiring a vote of 75% of the Fund's outstanding shares to alter, amend or repeal the Bylaws or to adopt other bylaws; (B) breached fiduciary duties to stockholders by adopting amendments to the Fund's Bylaws requiring nominees for election as directors to satisfy certain qualifications; and (C) breached fiduciary and contractual duties through the manner in which the Fund effected a capital gains distribution in December 2000. The complaints seek as relief among other things:
(i) a declaration that the defendants have breached their fiduciary duties to stockholders and that the amendments to the Bylaws are null and void; (ii) an injunction in connection with any meeting of stockholders preventing the defendants from enforcing the Bylaw amendments; and (iii) certain unspecified damages. The defendants believe that the allegations relating to the Bylaws have been mooted by the board's decision to put those Bylaws to a vote of stockholders at the Fund's 2002 annual meeting and have moved to dismiss the capital gains distribution claims because they believe that they fail to state a claim upon which relief can be granted.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Independent Auditors' Report


To the Board of Directors and Stockholders of The Swiss Helvetia Fund, Inc.:


We have audited the accompanying statement of assets and We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc., including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
February 8, 2002




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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Additional Information (Unaudited)


This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CODE OF ETHICS

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940. The Codes of Ethics apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes of Ethics is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund.

The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

DISTRIBUTIONS

The following information summarizes all distributions declared by the Fund during the year ended December 31, 2001.

Domestic Ordinary Income                           --
Foreign Source Income                              --
                                               ------
   Total Ordinary Income                           --
                                               ======
                                               ------
Long-Term Capital Gains                        $0.307
                                               ------
   Total Distributions                         $0.307
                                               ======

The Fund's long-term capital gain distributions of $0.307 per share are all taxable at the 20% capital gains rate.



--------------------------------------------------------------------------------

Tax Information (Unaudited) For the Tax Year Ended December 31, 2001


The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $7,360,963 from long-term capital gains, all of which is taxable at the 20% capital gains rate.




                                       33
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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Dividend Reinvestment Plan (Unaudited)


THE PLAN

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The  Plan  is  designed  to  allow  all   stockholders  an  opportunity  to
participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are reinvested in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if your brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc.

     To start the Plan with a specific dividend, please forward the required form to your broker or PFPC 10 days prior to the record date for that dividend or distribution.

HOW DOES THE PLAN WORK?

     When a dividend or distribution is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the market price of shares. 3. If net asset value exceeds the market price of shares on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account.

     If, before PFPC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PFPC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE REINVESTED?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

WILL STOCK CERTIFICATES BE ISSUED FOR TRANSACTIONS IN THE PLAN?

     You will be issued a stock certificate upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

     There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

     You may terminate your account under the Plan by notifying your broker or PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

     Questions and correspondence concerning the Plan should be directed to:

     PFPC Inc.
     P.O. Box 43027
     Providence, RI 02940-3027
     1-800-331-1710


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